Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10–K for the period ended December 31, 2012 of EV Energy, L.P. (the “Partnership”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark A. Houser, President and Chief Executive Officer of EV Management, LLC, the general partner of EV Energy GP, L.P., the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: February 28, 2013	/s/ MARK A. HOUSER
Mark A. Houser
Chief Executive Officer of EV Management LLC,
general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P.